SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                January 29, 2004
                Date of Report (Date of earliest event reported)

                             AMERICAN BILTRITE INC.
             (Exact name of registrant as specified in its charter)


                         Commission File Number: 1-4773


                       Delaware                         04-1701350
              (State or other jurisdiction             (IRS Employer
                    of incorporation)               Identification No.)


                                57 River Street
                   Wellesley Hills, Massachusetts 02481-2097
                    (Address of principal executive office)
       Registrant's telephone number, including area code: (781) 237-6655


                                 Not Applicable
         (Former name or former address, if changed since last report)


Item 5.  Other Events.

On January 29, 2004, American Biltrite Inc. (the "Company") and its majority-owned subsidiary K&M Associates L.P. ("K&M") entered into an amendment (the "Fleet Amendment") to its existing credit agreement (as so amended, the "Amended Credit Agreement") with Fleet National Bank ("Fleet"). Prior to the consummation of the Fleet Amendment, Citizens Bank of Massachusetts assigned its interests in and to its rights and obligations under the credit agreement to Fleet, resulting in Fleet becoming the sole lender under the credit agreement. The Fleet Amendment, among other things, amended certain financial covenants that the Company and K&M were subject to under the existing credit agreement. The amount of borrowings that may be outstanding at any time under the Amended Credit Agreement may not exceed $20 million, and this borrowing cap may be subject to reduction from time to time if the borrowing base under the Amended Credit Agreement is less than $20 million. The Amended Credit Agreement expires on December 31, 2004.

Also on January 29, 2004, the Company, K&M and The Prudential Insurance Company of America ("Prudential") entered into an amendment (the "Prudential Amendment") to the Note Purchase and Private Shelf Agreement and Facility Guarantee, dated as of August 28, 2001 (as previously amended, the "Note Purchase Agreement"). The Prudential Amendment, among other things, revised certain financial and other covenants under the Note Purchase Agreement, consistent with the amendments to the financial covenants under the Amended Credit Agreement made by the Fleet Amendment. Pursuant to the Prudential Amendment, the Company must enter into a definitive commitment by November 14, 2004 relating to the replacement or refinancing of not less than $15 million of the facilities under the Amended Credit Agreement to be effective by December 31, 2004, on terms substantially similar to the Amended Credit Agreement and with a maturity of not less than one year.

The Prudential Amendment and the Fleet Amendment are filed hereto as Exhibits
4.1 and 10.1, respectively.


Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

          Exhibit
           Number        Exhibits
          --------       --------

              4.1 Amendment No. 5 to Note Purchase and Private Shelf Agreement and Facility Guarantee, dated as of January 29, 2004, among American Biltrite Inc., K&M Associates L.P. and The Prudential Insurance Company of America

             10.1 Amendment No. 1 to Credit Agreement, dated as of January 29, 2004, among American Biltrite Inc., K&M Associates L.P. and Fleet National Bank


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 AMERICAN BILTRITE INC.


Date:  February 2, 2004                          By /s/ Howard N. Feist III
                                                   ------------------------
                                                   Howard N. Feist III
                                                   Chief Financial Officer


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                                 EXHIBIT INDEX

          Exhibit
           Number        Exhibits
          -------        --------

              4.1 Amendment No. 5 to Note Purchase and Private Shelf Agreement and Facility Guarantee, dated as of January 29, 2004, among American Biltrite Inc., K&M Associates L.P. and The Prudential Insurance Company of America

             10.1 Amendment No. 1 to Credit Agreement, dated as of January 29, 2004, among American Biltrite Inc., K&M Associates L.P. and Fleet National Bank